Exhibit 99.2

Balance Sheet Q4 vs. Q3

Q4 $MM Q3 $MM

Cash, cash equivs, and marketable secs 34 32

Accounts receivable 211 208

Prepaid assets 4 5

Other current assets 5 6

Total current assets 254 251

Property and equipment 150 145

Other non-current assets 150 154

Total assets 554 550

Accounts Payable and Acc’d Liabilities 276 262

Other Current Liabilities 5 5

Total Current Liabilities 282 267

Other Non-Current Liabilities 14 13

Senior Notes 100 100

Total Equity 158 170

Total Liabilities and Shareholders’ Equity 554 550

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